                                                                  EXHIBIT 10.51


[CB COMMERCIAL REAL ESTATE GROUP, INC. LETTERHEAD]

SUBLEASE


1.       PARTIES.
         This Sublease, dated February 26, 1996. is made between Barrios Technology, Inc. a Texas Corporation ("Sublandlord"), and SPACEHAB, Inc. ("Subtenant").

2.       MASTER LEASE.
         Sublandlord is the tenant under a written lease date August 21, 1991 and amended October 9, 1992, October 7; 1993, February 7, 1994, and January 6, 1995 wherein Puget of Texas (successor to Aetna Life Insurance Company) ("Lessor") leased to Sublandlord the real property located in the City of Houston, County of Harris, State of Texas, described as 1331 Gemini. Said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A".

3.       PREMISES.
         Sublandlord hereby subleases to Subtenant on the terms and conditions et forth in this Sublease the following portion of the Master Premises ("Premises"): 4,525 rentable square feet indicated on the attached floor plan as Exhibit "B".

4.       WARRANTY BY SUBLANDLORD.
         Sublandlord warrants and represents to Subtenant that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublandlord is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublandlord has no knowledge of any claim by Landlord that Sublandlord is in default or breach of any of the provisions of the Master Lease.

5.       TERM.
         The Term of this Sublease shall commence on March 22, 1996 ("Commencement Date"), or when Landlord consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on February 28, 1998 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublandlord and Subtenant shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Subtenant on the commencement of the Term. If for any reason Sublandlord does not deliver Possession to Subtenant on the commencement of the Term, Sublandlord shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublandlord has not delivered Possession to Subtenant within eighteen (18) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Subtenant may give written notice to Sublandlord of Subtenant's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublandlord. If Sublandlord fails to deliver Possession to Subtenant on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Subtenant to Sublandlord on account of this Sublease shall be returned to Subtenant, this Sublease shall thereafter be of no further force or effect, and Sublandlord shall have no further liability to Subtenant on account of such delay or cancellation. If Sublandlord permits Subtenant to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6.       RENT.
         Minimum Rent. Subtenant shall pay to Sublandlord as minimum rent, without deduction, setoff, notice, or demand, at 1331 Gemini, Suite 300, Houston, Texas 77058 Thirty three hundred and forty nine and 80/100 Dollars ($3,349.80) for months one (1) and two (2) and Four thousand seventy-two and 50/100 Dollars ($4,072.50) per month for the remainder of the sublease term, in advance on the first (1st) day of each month of the Term. Subtenant shall pay to Sublandlord upon execution of this Sublease the sum of Thirty three hundred forty nine and 80/100 Dollars ($3,349.80) as rent for month one (1). If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis, except for payment of Base Rental as defined herein, Subtenant shall not be liable for any economic requirements of Sublandlord, including but not limited to, operating expenses, parking fees, maintenance, etc.


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
7.       USE OF PREMISES.
         The Premises shall be used and occupied only for general office use, and for no other use or purpose.

8.       ASSIGNMENT AND SUBLETTING.
         Subtenant shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublandlord (and the consent of Landlord, if such is required under the terms of the Master Lease).

9.       OTHER PROVISIONS OF SUBLEASE.
         All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the landlord thereunder, Subtenant the lessee thereunder, and the Premises the Master Premises, except for the following:

         (1) Sublandlord shall provide Subtenant with nine (9) keys and nine (9) card-keys.

         (2) At no cost to Subtenant, Subtenant shall be provided one (1) strip on the outside monument sign, one (1) strip on the lobby directory, and building standard graphics on Subtenant's front entry, with directional graphics.

         (3) Sublandlord shall install a second exit and demising wall in the areas indicated on Exhibit "C".

         (4) Subtenant shall have an ongoing right of first refusal on approximately 3,196 rentable square feet of space indicated on Exhibit "C". If a third party tenant wishes to lease said space, Subtenant shall have five (5) business days to accept or reject the refusal space upon the said terms and conditions of the third party offer.

         (5) Sublandlord shall donate all furniture listed in Exhibit "D" to Subtenant.

         (6) The cost for use of HVAC beyond the normal business hours stated in the Lease is $25.00 per hour. Subtenant assumes and agrees to perform the landlord's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Landlord under the Master Lease shall be considered performed by Subtenant to the extent and in the amount rent is paid to Sublandlord in accordance with Section 6 of this Sublease. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublandlord shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Subtenant. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublandlord or Subtenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublandlord any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the master Premises are a part, the exercise of such right by Sublandlord shall not constitute a default or breach hereunder, and the subtenant shall be relieved of any further obligation under this sublease.

10.      ATTORNEYS' FEES.
         If Sublandlord, Subtenant, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

11.      AGENCY DISCLOSURE:
         Sublandlord and Subtenant each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Barrios Technology, Inc. and The Cole Gross Company, who represents SPACEHAB, Inc.

12.      COMMISSION.
         Upon execution of this Sublease, and consent thereto by Landlord (if such consent is required under the terms of the Master Lease), Sublandlord shall pay Broker a real estate brokerage commission in accordance with Sublandlord's contract with Broker for the subleasing of the Premises, for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

13.      NOTICES.
         All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublandlord to Subtenant shall be sent by United States Mail, postage prepaid, addressed to the Subtenant at the Premises, and to the address hereinbelow, or to such other place as Subtenant may from time to time designate in a notice to the Sublandlord. All notices and demands by the Subtenant to Sublandlord shall be sent by United States Mail, postage prepaid, addressed to the Sublandlord at the address set forth herein, and to such other person or place as the Sublandlord may from time to time designate in a notice to the Subtenant.

         To Sublandlord:   Barrios Technology, 1331 Gemini, Suite 300,
                           Houston, Texas 77058

         To Subtenant:     SPACEHAB, Inc., 1331 Gemini, Suite   ,   Houston,
                           Texas 77058

9.       (7)  Requirements upon Tenant of Section 13 of Master Lease shall not flow down to Subtenant.


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14.      CONSENT BY LANDLORD.
         THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

15.      COMPLIANCE.
         The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublandlord: Barrios Technology, Inc.       Subtenant:  SPACEHAB, Inc.
            ---------------------------               --------------------------

By:                                         By:  /s/  Nelda Wilbanks
   ------------------------------------        ---------------------------------

Title: Contracts Administrator              Title:  Corporate Secretary
      ---------------------------------           ------------------------------

By:                                         By:
   ------------------------------------        ---------------------------------

Title:                                      Title:
      ---------------------------------           ------------------------------

Date:                                       Date:
     ----------------------------------          -------------------------------
Accepted:

                         LANDLORD'S CONSENT TO SUBLEASE

The undersigned ("Landlord"), landlord under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Landlord certifies that, as of the date of Landlord's execution hereof, Sublandlord is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

Landlord:  Puget of Texas
         ------------------------------

By: Bob Blume
   ------------------------------------

Title:
      ---------------------------------

By:
   ------------------------------------

Title:
      ---------------------------------

Date:
     ----------------------------------


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
                          BARRIOS TECHNOLOGY BUILDING

                               1331 Gemini Avenue
                           Third Floor Sublease Area

                             GRAPHIC OF FLOOR PLAN


                                  Exhibit "B"

                          BARRIOS TECHNOLOGY BUILDING

                               1331 Gemini Avenue
                           Third Floor Sublease Area

                         ARCHITECT'S DRAWINGS OF SUITE


                                  Exhibit "C"

Exhibit A to "Sublease"
                                 LEASE CONTRACT

         This Lease contract thereinafter called the "Lease"), entered into by and between AETNA LIFE INSURANCE COMPANY, (hereinafter called "Landlord"), and BARRIOS TECHNOLOGY, INC., a Texas corporation (hereinafter called "Tenant").

                                   WITNESSETH:

PREMISES

1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Thirty-two Thousand Five Hundred Sixty (32,560) square feet of "Rentable Area" (as hereinafter defined) in the Gemini Development Office Building (such building whether called by such name of by any other name being hereinafter called "the Building") located on Gemini Street in Clear Lake City, Harris County, Texas, and being more particularly described in Exhibit "A-1", subject to adjustment as provided in Paragraph 3.B. The areas hereby leased by Tenant in the Building shall be called "Leased Premises" and are shown outlined and crosshatched on the floor plan drawings designated Exhibits "A-2" through "A-4" which are attached hereto and made a part hereof and signed or initialed by the parties for identification. Landlord shall have the right at any time and from time to time to change the Building name.

         The term "Rentable Area", as used herein with respect to each floor of the Building on which the entire rentable space is or will be leased to one tenant (hereinafter called "Single Tenant Floor"), shall be the entire floor area measured from the inside surface of the outer glass line excluding the area contained within Building stairs, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts, plus a pro rata portion of certain public areas of the Building. All the area on any Single Tenant Floor that is used for elevator lobbies, corridors, special tenant stairways, restrooms, mechanical rooms, electrical rooms, and telephone closets situated on such floor, and all vertical penetrations that are included for special use by Tenant, and columns and other structural portions of the Building shall be included within the Rentable Area of such floor.

       On each floor of the Building on which space is or will be leased by more than one Tenant, the term "Rentable Area" shall be the total of (i) the entire floor area included within the leased premises covered by such lease, being the floor area bounded by the inside surface of the exterior glass lines enclosing the leased premises, the exterior of all walls separating such leased premises from any public corridors or other public areas on such floor and the centerline of all demising walls separating such leased premises from other areas leased or to be leased to other tenants on such floors, (ii) a pro rata portion of the floor area covered by the elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms, and telephone closets situated on such floor, and (iii) a pro rata portion of certain public areas of the Building (which public areas may or may not be located on such floors). The Rentable Area for the entire Building shall be deemed to be fifty-nine thousand eight hundred thirty-three (59,833) square feet for the purposes of this Lease. Tenant shall have no option, right of refusal or other right to lease other space in the Building now or hereafter from Landlord, except as otherwise provided in this Lease.

TERM

2. The term of this Lease shall be for a period beginning on the date of execution hereof (such commencement date, being hereinafter called the "Commencement Date"), and ending on the 30th day of November, 1994.



LEASE CONTRACT - Page 1
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3.  A.   Except as noted in Paragraph 27, as rental for the lease and use of the
         Leased Premises during the term hereof (hereinafter called "Base Rental"), Tenant will pay Landlord of Landlord's assigns, at the Building office or at such other location designated by Landlord, without demand and without deduction, abatement or setoff (except as otherwise expressly provided for herein) the sum Of Thirty Six Thousand Six Hundred Thirty and No/100 Dollars ($36,630.00) per month on the first day of each calendar month, monthly in advance, for each and every month in the term of this Lease, in lawful money of the United States, such amount subject to adjustment as provided in Subparagraph
         8, below. If the lease term does not commence on the first day of a calendar month or end on the last day of a calendar month, Tenant will pay in advance a pro rata part of such monthly amount as rental for such first or last partial month. Furthermore, for each occasion on which Tenant fails to pay within five (5) days when due the Base
         Rental, or any other amount required to be paid under this Lease, Tenant shall pay Landlord a late fee equal to five percent (5%) of such Base Rental or other amount due.

    B. The monthly rent is subject to adjustment based on the actual number of square feet in the Rentable Area of the Leased Premises, multiplied by the rate of $13.50 per square foot per year. Landlord's architect shall compute the floor area and certify such information in writing to both Landlord and Tenant prior to the Commencement Date. Measurements shall be calculated as set forth in Paragraph 1.

USE

4. Tenant will use the Leased Premises solely for the purpose of office space in which Tenant will conduct its regular and customary business affairs, and for no other purpose without the prior written consent of Landlord.

SERVICES TO BE PROVIDED BY LANDLORD

5.  A.   Subject to the rules and regulations hereinafter referred to, Landlord shall furnish Tenant, at Landlord's expense, the following services during the lease term:

         (1) Air conditioning and heating in season, at such times as Landlord normally furnishes these services to other tenants in the Building, and at such temperatures and in such amounts as are considered by Landlord to be standard, but such service on Saturday afternoons, Sundays and holidays to be furnished only upon the request of Tenant, who shall bear the cost thereof.

         (2) Hot and cold water at those points of general supply provided on the floor on which the Leased Premises are located.

         (3) Janitor service in and about the Building and the Leased Premises five (5) days per week and periodic window washing; provided, however, Tenant shall pay the additional costs attributable to the cleaning of improvements within the Leased Premises other than building standard improvements.


LEASE CONTRACT - Page 2

         (4) Building elevators for access to and access from the Leased Premises twenty-four (24) hours a day, seven (7) days a week.

         (5) Proper facilities so as to enable the appropriate utility company to furnish sufficient electrical power for building standard lighting, typewriters, dictating equipment, calculating machines and other machines of similar low electrical consumption, but not including any item of electrical equipment which singly consumes more than 0.25 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase, including without limitation, electronic date processing equipment and special lighting in excess of building standard. Tenant shall pay to Landlord, monthly as billed, such charges as may be separately metered (the cost of any such meter and its installation to be borne by Tenant) or as Landlord's engineer may compute for any electrical service in excess of that stated above. See Addendum to Lease, Paragraph 3, Tenant Electricity.

         (6) Replacement of fluorescent lamps and ballasts in building standard ceiling mounted fixtures installed by Landlord and incandescent bulb replacement in all public areas.

    B. No interruption or malfunction of any of such services (including, without limitation, reduction in Landlord's capability, or Landlord's inability, to provide such services as a result of the enactment or promulgation, regardless of the ultimate validity or enforceability thereof, of any federal, state or local law, ordinance, decree, order, guideline, or regulation now or hereafter enacted or promulgated by any governmental, quasigovernmental, regulatory or executive authority shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or Building or a breach by Landlord of any of its obligations hereunder or render Landlord liable for damages or entitle Tenant to be relieved from any of its obligations hereunder(including the obligation to pay rent) or grant Tenant any right of setoff or recoupment or abatement. In the event of any such interruption, however, Landlord shall use reasonable diligence during normal business hours to restore such service in any circumstances in which such restoration is within the reasonable control of Landlord.

    C. Should Tenant desire any additional services beyond those described in Subparagraph A of this Paragraph 5 or rendition of any of such services outside the normal times of Landlord for providing such service, Landlord may (at Landlord's option), upon reasonable advance notice from Tenant to Landlord, furnish such services and Tenant agrees to pay Landlord such charges as may be agreed an between Landlord and Tenant, but in no event at a charge less than Landlord's actual cost plus overhead for the additional services provided, it being agreed that the cast to Landlord of such additional services shall be excluded from the "Basic Cast", as defined in Paragraph 13.B of this Lease.

REPAIR AND MAINTENANCE

6.  A.   Landlord will, at its own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building, and equipment used to provide


LEASE CONTRACTS - page 3
         the services referred to in Paragraph 5, unless any such damage is caused by acts or omissions of tenant, its agents, customers, employees or invitees, in which event Tenant will bear the cost of such repairs. Tenant will promptly give Landlord written notice of any damage requiring repair by Landlord, as aforesaid.

    B. Tenant will not injure the Leased Premises or the Building but will maintain the Leased Premises in a clean, attractive condition and in good repair, except as to damage to be repaired by Landlord, as provided above. Upon termination of this Lease, Tenant will surrender and deliver up the Leased Premises to Landlord in good condition, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant.

    C. This Paragraph 6 shall not apply in the case of damage of destruction by fire of other casualty which is covered by insurance maintained by Landlord on the Building (as to which Paragraph 7 hereof shall apply)' or damage resulting from an imminent domain (as to which Paragraph 14 shall apply).

FIRE OR OTHER CASUALTY

7.  A.   If at any time during the term of this Lease, the Leased Premises or any portion of the Building shall be damaged or destroyed by fire or other casualty, so as to render the Building premises untenantable for over 60 days, then Landlord shall have the option to terminate this Lease or to repair and reconstruct the Leased Premises and Building to the condition in which they existed immediately prior to such damage or destruction and Landlord shall give Tenant notice of its election within sixty (60) days from the date of such damage or destruction.

    B. If any of the aforesaid circumstances, rental shall abate proportionately during the period and to the extent that the Leased Premises are unfit for use by Tenant in the ordinary conduct of its business. If Landlord has elected to repair and restore the Leased Premises, this Lease shall continue in full force and effect and such repairs will be made within a reasonable time thereafter, subject to delays arising from shortages of labor or material, acts of God, war or other conditions beyond Landlord's reasonable control. In the event that this Lease is terminated as herein permitted, Landlord shall refund to Tenant any prepaid rent (unaccrued as of the date of damage of destruction) less any sum then owing Landlord by Tenant.

COMPLIANCE WITH LAWS AND USAGE

8. Tenant, at its own expense, will comply with all federal, state, municipal and other laws, ordinances, rules and regulations applicable to the Leased Premises and the business conducted therein by Tenant (including, without limitation, any temperature control restrictions); will not engage in any activity which would cause Landlord's fire and extended coverage insurance to be cancelled or the rate therefor to be increased (or, at Landlord's option, will pay any such increase); will not commit any act which is a nuisance or annoyance to Landlord or to other tenants, or which might, in the exclusive judgment of Landlord, appreciably damage Landlord's goodwill or reputation, or tend to injure or depreciate the Building; will not commit or permit waste in the Leased Premises or Building; will comply with rules and regulations from time to time promulgated by Landlord, applicable to the Building; will not paint, erect or display any sign, advertisement, placard or lettering which is visible in the corridors or lobby of the Building or from the exterior of the Building without Landlord's prior written approval.


LEASE  CONTRACT - Page 4

LIABILITY AND INDEMNITY

9.  A.   Tenant agrees to indemnify and hold and save harmless Landlord and
         Landlord's partners, agents, employees, invitees and contractors from any and all claims, losses, costs, damages, or expenses (including but not limited to attorney's fees) resulting or arising or alleged to result or arise from any and all injuries to or death of any person or damage to or loss of any property caused by any act, omission, or neglect of Tenant or Tenant's partners, venturers, directors, officers, employees, agents, invitees or guests, or any parties contracting with Tenant relating to the Leased Premises, the Building, the Land on which the building is constructed, or by any breach, violation or non-performance of any covenant of Tenant under this Lease or by occurring in or about the Leased Premises. If any action or proceeding should be brought by or against Landlord in connection with any such liability or claim, Tenant, on notice from Landlord, shall defend such action or proceeding, at Tenant's expense, by or through attorneys reasonably satisfactory to Landlord. The provisions of this paragraph shall apply to all activities of Tenant, its partners, venturers, directors, officers, employees, agents, invitees, guests, personnel and contractors with respect to the Leased Premises, the Building, parking area, or the land on which the Building is constructed, whether accruing before or after the expiration or termination of this Lease. Tenant's obligations under this paragraph shall not be limited to the limits or coverage of insurance maintained or required to be maintained by Tenant under this Lease. Except in cases of gross negligence by Landlord, neither Landlord nor its agents and employees, shall be liable for any damage of any kind or for any damage to property, death or injury to persons by reason of the use and occupancy of the Leased Premises by Tenant. Except for structural defects in the Building and breaches of this Lease by Landlord (to the extent of actual damages, if any, only), Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord or Landlord's partners, contractors or agents for any damages, consequential damages, loss of profits or business opportunity, business interruption, and for any damage to property, death or injury to persons from any cause whatsoever including, without limitation, acts or omissions of other tenants or such other tenants' employees, agents, contractors, invitees or guests, vandalism, loss of trade secrets or other confidential information, and damage, loss or injury caused by a defect (other than structural) in the Leased Premises, the Building, parking area, pipes, air-conditioning, heating, plumbing or by water leakage of any kind from the roof, walls, windows, basement or other portion of the Leased Premises or the Building, or caused by electricity, gas, oil, fire, interruption of Landlord's services or any cause whatsoever in, on, or about the Leased Premises, the Building, the parking area, the land on which the Building is constructed, or any part thereof. Except as otherwise provided in the immediately preceding sentence, Tenant agrees to use and occupy the Leased Premises and other facilities of the Building, parking area, and land on which the Building is constructed at its own risk and hereby releases Landlord, its agent or employees, from all claims for any damage or injury to the full extent permitted by law.

    B. In the event that either Landlord or Tenant sustains a loss by reason of fire or other casualty which is a type of risk covered by such party's fire and extended



LEASE CONTRACT - Page 5
         coverage insurance policy and such fire or casualty is caused in whole or in part by acts or omissions of the other party, its agents, servants or employees, then the party sustaining such loss agrees that to the extent that the party sustaining such loss is compensated for such loss by its aforesaid insurance proceeds, the party sustaining such loss shall have no right of recovery against the other party, or the agents, servants or employees of the other party and expressly waives such right herein; and no third party shall have any right of recovery by way of subrogation or assignment or otherwise.

ADDITIONS AND FIXTURES

10. A. Tenant will make no alteration, change, improvement, repair, replacement or addition to the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. If such prior written consent of Landlord is granted, the work in such connection shall be at Tenant's expense but by workmen of Landlord or by workmen and contractors approved in advance in writing by Landlord and in a manner and upon terms and conditions and at tines satisfactory to and approved in advance in writing by Landlord. In any instance where Landlord grants such consent, Landlord may grant such consent contingent and conditioned upon Tenant's contractors, laborers, materialmen and others furnishing labor or materials for Tenant's job working in harmony and not interfering with any labor utilized by Landlord, Landlord's contractors or mechanics or by any other tenant or such other tenant's contractors or mechanics; and if at any time such entry by one or more persons furnishing labor or materials for Tenant's work shall cause disharmony or interference, the consent granted by Landlord to Tenant may be withdrawn immediately upon notice to Tenant.

    B. Tenant may remove its trade fixtures, supplies and movable office furniture and equipment not attached to the Building provided: (1) such removal is made prior to the termination of the term of the Lease; (2) Tenant is not in default of any obligation or covenant under this Lease at the time of such removal; and (3) Tenant promptly repairs all damage caused by such removal. All other property at the Leased Premises and any alteration or addition to the Leased Premises (including wall-to-wall carpeting, paneling or other wall covering) and any other article attached or affixed to the floor, wall or ceiling of the Leased Premises shall immediately upon such attaching or affixing become the property of Landlord and shall remain upon and be surrendered with the Leased Premises as part thereof at the termination of this Lease, Tenant hereby waiving all rights to any payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will, prior to termination of this Lease, remove any and all alterations, additions, fixtures, equipment and property placed or installed by it in the Leased Premises and will repair any damage caused by such removal.

    C. Any property not belonging to Landlord remains at the Leased Premises for ten (10) days following the expiration of the term of this Lease, Tenant hereby authorizes Landlord to make such disposition of such property as Landlord may desire without liability for compensation of damages to Tenant in the event that such property is the property of Tenant; and in the event that such property is the property of someone other than Tenant, Tenant agrees to indemnity and hold Landlord



LEASE CONTRACT - Page 6
         harmless from all suits, actions, liability, loss, damages and expenses in connection with or incident to any removal, exercise or dominion over and/or disposition of such property by Landlord.

ASSIGNMENT AND SUBLETTING

11. A. Neither Tenant nor Tenant's legal representatives or successors in interest by operation of law or otherwise shall assign this Lease or sublease the Leased Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession or license within the Leased Premises without the prior written permission of Landlord, and any attempt to do any of the foregoing without the prior express written permission of Landlord, shall be void and of no effect. In the event Tenant requests Landlord's permission as to any such assignment, sublease or other transaction, Landlord shall have the right and option, as of the requested effective date of such assignment, sublease or other transaction (but no obligation), to cancel and terminate this Lease as to the portion of the Leased Premises with respect to which Landlord has been requested to permit such assignment, sublease or other transaction; and if Landlord elects to cancel and terminate this Lease as to the aforesaid portion of the Leased Premises, than the rent and other charges payable hereunder shall thereafter be proportionately reduced. In the event of any such attempted assignment or attempted sublease or should Tenant, in any other nature of transaction, permit or attempt to permit anyone to occupy the Leased Premises (or any portion thereof) without the prior express written permission of Landlord, the same shall constitute a breach, and, among Landlord's other remedies for an Event of Default, Landlord shall thereupon have the right and option to cancel and terminate this Lease effective upon fifteen (15) days' notice to Tenant given by Landlord at any time thereafter either as to the entire Leased Premises or as to only the portion thereof which Tenant shall have attempted to assign or sublease or otherwise permitted some other party's occupancy without Landlord's prior express written permission; and if Landlord elects to cancel and terminate this Lease as to the aforesaid portion of the Leased Premises, then the rent and other charges payable hereunder shall thereafter be proportionately reduced. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law.

    B. Notwithstanding that the prior express written permission of Landlord to any of the aforesaid transactions may have been obtained, the following shall apply:

         (1) In the event of an assignment, contemporaneously with the granting of Landlord's aforesaid consent, Tenant shall cause the assignee to expressly assume in writing and agree to perform all or the covenants, duties and obligations of Tenant hereunder and such assignee shall be jointly and severally liable therefor along with Tenant; Tenant shall further cause such assignee to grant Landlord an express first and prior contract lien and security interest in the manner hereinafter stated as applicable to Tenant;

         (2) A signed counterpart of all instruments relative thereto (executed by all parties to such transaction with the exception of Landlord) shall



LEASE CONTRACT - Page 7
              be submitted by Tenant to Landlord prior to or contemporaneously with the request for Landlord's written consent thereto (it being understood that no such instrument shall be effective without the written consent of Landlord);

         (3) Tenant shall subordinate to Landlord's statutory lien and Landlord's aforesaid contract lien and security interest any liens or other rights which Tenant may claim with respect to any fixtures, equipment, goods, wares, merchandise or other property owned by or leased to the proposed assignee or sublessee or other party intending to occupy the Leased Premises;

         (4) No usage of the Leased Premises different from the usage herein provided to be made by Tenant shall be permitted, and all other terms and provisions of this Lease shall continue to apply after any such assignment or subleasing;

         (5) In any case where Landlord consents to an assignment, sublease, grant of a concession or license or mortgage, pledge or hypothecation of the leasehold, the undersigned Tenant will nevertheless remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder (including, without limitation, the obligation to pay all rent and other sums herein provided to be paid), and Landlord shall be permitted to enforce the provisions of this instrument against the undersigned Tenant and/or any assignee without demand upon or proceeding in any way against any other person; and

         (6) In the event that the rent due and payable by a sublessee under any such permitted sublease (or a combination of the rent payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the hereinabove provided rent payable under this Lease or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten
              (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case might be.

    C If Tenant is a corporation, then any transfer of this Lease from Tenant by merger, consolidation or dissolution or any change of ownership or power to vote a majority of the voting stock in Tenant outstanding at the time of execution of this instrument shall constitute an assignment for the purpose of this Lease; provided, however, that acquisition of all stock of the corporate tenant by any corporation, the stock of which is registered pursuant to the Securities Act of 1933 or the merger of the corporate tenant into such a corporation, the stock of which is so registered shall not itself be deemed to be a violation of Paragraph 11.A hereof. In addition, should Tenant desire to assign this Lease to another to whom it is selling substantially all the assets of Tenant, or desires to sell a majority of the voting stock and such purchaser is not registered pursuant to the Securities Act of



LEASE  CONTRACT - Page 8

         1933, Tenant shall first notify Landlord in writing sixty (60) days prior to the closing of the proposed sale to secure the prior written consent of Landlord to such assignment, which consent shall not be unreasonably withheld. In such event, Tenant shall also furnish to Landlord, with such notice, financial information and such other information as Landlord may request to review. Should Landlord consent, then such assignment shall be in compliance with the provisions of paragraph 11.B. For purposes of this Paragraph 11.C, the term
         "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation involved.

         If Tenant is a general partnership having one or more corporations as partners or if Tenant is a limited partnership having one or more corporations as general partners, the provisions of the preceding paragraph shall apply to each of such corporations as if such corporation alone had been the Tenant hereunder.

         If Tenant is a general partnership (whether or not having any corporations as partners) or if Tenant is a limited partnership (whether or not having any corporations as general partners), the transfer of the partnership interest or interests constituting a majority shall constitute an assignment for the purpose of this Lease.

    D. Consent by Landlord to a particular assignment or sublease or other transaction shall not be deemed a consent to any other or subsequent transaction. If this Lease be assigned or if the Leased Premises be subleased (whether in whole or in part) or in the event of the mortgage, pledge or hypothecation of the Leased Premises without the prior express written permission of Landlord, or if the Leased Premises are occupied in whole or in part by anyone other than Tenant without the prior express written permission of Landlord, Landlord may nevertheless collect rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and apply the net amount collected to the rent payable hereunder, but no such transaction or collection of rent or application thereof by Landlord shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties and obligations hereunder.

SUBORDINATION

12. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, or other lien, or other matters of record presently existing or hereafter placed upon the Leased Premises, and to any renewals and extension thereof; but Tenant agrees that any such mortgage and/or beneficiary of any deed of trust or other lien ("Landlord's Mortgagee") and/or Landlord shall have the right at any time to subordinate such mortgage, deed of trust, or other lien to this Lease on such terms and subject to such conditions as such Landlord's Mortgagee may deem appropriate in its discretion. Upon demand Tenant agrees to execute such further instruments subordinating this Lease, as Landlord may request, and such nondisturbance and attornment agreements, as any such Landlord's Mortgagee shall request, in a form satisfactory to Landlord's Mortgagee.

ADJUSTMENT OF BASE RENTAL

13. A. The Base Rental provided for herein is based, in part, upon Landlord's estimate Basic Cost (as hereinafter defined) of repairing, maintaining and operating the



LEASE CONTRACT - Page 9
         building during each calendar year of the Lease term will be the total of such costs for the calendar year 1991 divided by the total Rentable Area of office space in the Building, such amount being hereinafter referred to as "Estimated Basic Cost".

    B. "Basic Cost" as said term is used herein shall consist of the operating expenses Of the Building, which shall be computed on the accrual basis. All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items, except as noted below, nor general office expense nor specific costs especially billed to and paid by specific tenants nor rental commissions) of every kind and nature which Landlord shall pay or become obligated to pay because of, or directly in connection with, the ownership and the sole and exclusive operation of the Building, including but not limited to, the following (directly applicable to the Building in which the Leased Premises is located and to the related common areas):

         (1) Wages and salaries of all employees engaged in operation and maintenance of the Building, including taxes, insurance and benefits relating thereto;

         (2)  Management fees relating to the management of the Building;

         (3) Cost of all supplies and materials used in operation and maintenance of the Building;

         (4) Cost of water and power, heating, lighting, air conditioning and ventilating the Building;

         (5) Cost of all maintenance and service agreements on equipment, including window cleaning and elevator maintenance;

         (6) Cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection with the operation and maintenance of the Building;

         (7) All taxes and assessments and other governmental charges whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Leased Premises or by other subsequently created or otherwise, and any other taxes and improvement assessments attributable to the Building or its operation excluding, however, federal and state taxes on net income. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that the same exceed standard Building allowances;

         (8) Cost of repairs and general maintenance (excluding cost of major repairs to the roof, foundation and exterior walls of the Building constituting a replacement of a capital investment item, repairs paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant).



LEASE CONTRACT - Page 10

         (9) Amortization of the cost of capital investment items and of the installation thereof (but only with respect to capital investment items which are installed after the substantial completion of the construction of the Building) which are primarily for the purpose of safety, saving energy or reducing operating costs or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determine in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Building.

    C. In the event that the Basic Cost of Landlord's operation of the Building (calculated on a per square foot basis using the Rentable Area of the Building set forth in Paragraph 1 of this Lease) during any calendar year during the term of this Lease after calendar year 1991 shall exceed the Estimated Basic Cost set out in Paragraph 13.A, Tenant shall pay to Landlord, as additional rent, the increase in such Basic Cost for such year over the Estimated Basic Cost, determined by multiplying such increase (expressed in terms of dollars per square foot calculated as aforesaid) by the Rentable Area of the Leased Premises as set forth in Paragraph 1 of this Lease.

         The first amount which may be due under this Paragraph shall be due within ten (10) days after Landlord submits to Tenant a bill or invoice for the first amount due under this Paragraph; Landlord may thereafter submit to Tenant a bill or invoice each month for one-twelfth (1/12th) of said amount or one-twelfth (1/12th) of such greater amount as may be later estimated by Landlord in its good faith business judgment to be due by Tenant under this Paragraph. The amount of the first such bill or invoice shall be determined by multiplying the monthly amount due by the number of calendar months of the then current year which have commenced as of the date of the bill or invoice. In the event of such billing or invoicing procedure by landlord, then Tenant shall be bound and obligated to pay such indicated amount contemporaneously with required payment of rental hereunder on the first day of each calendar month, monthly in advance, for each and every month in the term of this Lease, in lawful money of the United States.

         Once each calendar year, Landlord shall perform such computations as are necessary to determine the amount properly payable by Tenant under this Paragraph 13.C, whereupon, if Tenant shall have overpaid, Landlord shall refund to Tenant the amount of the excess, but if Tenant shall have underpaid, Landlord shall invoice Tenant for the amount of the underpayment and such underpayment shall be due within thirty (30) days.

         Tenant shall have the right to audit and verify the prior year's Basic Cost calculations upon thirty (30) days prior written notice to Landlord requesting an audit. Such audit shall be conducted at Landlord's office and at the sole cost and expense of Tenant.

EMINENT DOMAIN

14. If there shall be taken by exercise of the power of eminent domain during the term of this Lease any part of the Leased Premises or Building, Landlord may elect to terminate this Lease or to continue same in effect. If Landlord elects to continue the



LEASE CONTRACT - Page 11

Lease, the rental shall be reduced in proportion to the area of the Leased Premises resulting from such taking. All sums awarded or agreed upon between Landlord and the condemning authority for the taking of the interest of Landlord or Tenant, whether as damages or as compensation, will be the property of Landlord without prejudice, however, to claims of Tenant against the condemning authority on account of the unamortized cost of leasehold improvements paid for by Tenant taken by the condemning authority. If this Lease should be terminated under any provisions of this Paragraph 14, rental shall be payable up to the date that possession is taken by the taking authority, and Landlord will refund to Tenant any prepaid unaccrued rent less any sum then owing by Tenant to Landlord.

ACCESS BY LANDLORD

15. Landlord, its agents and employees shall have access to and the right to enter upon the Leased Premises at any reasonable time to examine the condition thereof, to make any repairs or alterations required to be made by Landlord hereunder, to show the Leased Premises to prospective purchasers or tenants and for any other purpose deemed reasonable by landlord.

LANDLORD'S LIEN

16. To secure the payment of all rent due and to become due hereunder, and the faithful performance of all the other covenants of this Lease required by Tenant to be performed, Tenant hereby gives to Landlord an express contract lien on and security interest in all property, chattels or merchandise which may be placed in the Leased Premises and also upon all proceeds of any insurance which may accrue to Tenant by reason of damage to or destruction of any such property. All exemption laws are hereby waived by Tenant. This lien and security interest are given in addition to the Landlord's statutory lien(s) and shall be cumulative thereto. Upon request of Landlord, Tenant agrees to execute Uniform Commercial Code financing statements relating to the aforesaid security interest. Provided Tenant is not in default, Landlord agrees to subordinate its lien on Tenant's furniture, fixtures and equipment to that of a lender providing financing to Tenant or an equipment lessor leasing equipment to Tenant. Such subordination shall be in form and content reasonably satisfactory to Landlord and shall provide that such lender or equipment lessor shall repair all damage to the Leased Premises resulting from removal of such furniture, fixtures or equipment.

REMEDIES

17. A. Each of the following acts or omissions of Tenant or occurrences shall constitute an "Event of Default":

         (1) Failure or refusal by Tenant to timely pay rent or other payments hereunder;

         (2) Failure to perform or observe any other covenant or condition of this Lease by Tenant to be performed or observed; provided, however, notwithstanding the occurrence of such Event of Default, Landlord shall not be entitled to exercise any of the remedies provided for in this Lease or by law unless such Event of Default continues beyond the expiration of ten (10) days following notice to Tenant thereof;

         (3) Abandonment or vacating of the Leased Premises or any significant portion thereof;

         (4) The entry of a decree or order for relief by a court having jurisdiction over Tenant or any guarantor of Tenant's obligations hereunder in an


LEASE CONTRACT - Page 12
              involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Tenant or any guarantor of Tenant's obligations hereunder or for any substantial part of said parties' property, or ordering the winding-up or liquidation of said parties' affairs;

         (5) The commencement by Tenant or any guarantor of Tenant's obligations hereunder of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other similar law, or the consent by either of said parties to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or any guarantor of Tenant's obligations hereunder or for any substantial part of said parties' property, or the making by said parties of any assignment for the benefit of creditors, or the failure of Tenant or any guarantor of Tenant's obligations hereunder generally to pay its debts as such debts become due, or the taking of corporate action by any corporate Tenant or any corporate guarantor of Tenant's obligations hereunder in furtherance of any of the foregoing.

    B. This lease and the term and estate hereby granted and the demise hereby made are subject to the limitation that if and whenever any Event of Default shall occur, Landlord may, at its option, in addition to all other rights and remedies given hereunder or by law or equity, do any one or more of the following:

         (1) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Leased Premises to Landlord.

         (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated the Lease.

         (3)  Alter locks and other security devices at the Leased Premises.

    C. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. Receipt by Landlord of Tenant's keys to the Leased Premises shall not constitute an acceptance of surrender of the Leased Premises. No such allocation of security devices and no removal of other exercise of dominion by Landlord over the property of Tenant or others at the Leased Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any Event of Default, to the aforesaid exercise of dominion over Tenant's property within the Building. All claims for damages by reason of such reentry and/or repossession and/or alternation of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any reentry



LEASE CONTRACT - Page 13
         by Landlord may be pursuant to judgment obtained in forcible detainer proceedings of other legal proceedings or without the necessity for legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

    D. In the event Landlord elects to terminate this Lease by reason of an Event of Default, Landlord may also elect, upon notice to Tenant, to accelerate the rent and other charges for the remainder of the term of the Lease which shall then become due in accordance with the terms of this Subparagraph D. In such event, Tenant shall be liable for (i) all rent and other charges which have accrued to the date of such termination and (ii) all rent and other charges for the remainder of the term of the Lease less the fair market value of the Lease on the date of determination, the difference discounted at the discount rate charged by the Federal Reserve Bank of Dallas plus five percent (5%). The "date of determination" shall be the date such matter is heard before a court of competent jurisdiction or such other date as the parties may agree upon. The "fair market value of the Lease" shall mean the rent (including the estimate of other charges due hereunder for the remaining term, including those under Paragraph 13) Landlord would receive from and after the date of termination, if leased to a third party, taking into account the market rentals for similar properties in the geographic area, less the cost of concessions (free rent, tenant improvements allowance, etc.), brokers fees and discounting for the reasonable period to relet the Leased Premises at such rental.

    E. In the event Landlord elects to terminate the Lease by reason of an Event of Default, or in the event Landlord elects to terminate Tenant's right to possession of the Leased Premises, Landlord may hold Tenant liable for all rent and other indebtedness accrued to the date of such termination, plus such rent and other indebtedness as would otherwise have been required to be paid by Tenant to Landlord during the period following termination of the lease term (or of Tenant's right to possession of the Leased Premises, as the case may be) measured from the date of such termination by Landlord until the date of expiration stated in Paragraph 2 (had Landlord not elected to terminate the Lease or Tenant's right of possession of the Leased Premises, on account of such Event of Default) diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided in Subparagraph E hereof). Actions to collect amounts due by Tenant provided for in this Subparagraph E may be brought from time to time by Landlord during the aforesaid period, on one or more occasions, without the necessity of Landlord's waiting until expiration of such period; and in no event shall Tenant be entitled to any excess of rent (or rent plus other sums) obtained by reletting over and above the rent provided for in this Lease

    F. In case of an Event of Default, Tenant shall also be liable for and shall pay to Landlord, in addition to any sum provided to be paid above; broker's fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises; the cost of removing and storing Tenant's or other occupant's property; the cost of repairing, altering, remodeling of otherwise putting the Leased Premises into condition acceptable to a new Tenant or tenants; and all other reasonable expenses incurred by Landlord in enforcing Landlord's remedies.



LEASE CONTRACT - Page 14

    G. Rent past due for five (5) days and other past due payments shall bear interest from date due until paid at the greatest applicable non-usurious interest rate permitted by law. If no usury statute shall apply as a limitation, then, past due rent and payments shall bear interest at eighteen percent (18%) per annum.

    H. In the event of termination or repossession of the Leased Premises for an Event of Default, Landlord shall not have any obligation to relet or attempt to relet the Leased Premises, or any portion thereof, or to collect rental after reletting; but Landlord shall have the option to relet or attempt to relet; and in the event of reletting, Landlord may relet the whole of any portion of the Leased Premises for any period, to any tenant, and for any use and purpose.

    I. If Tenant should fail to make any payment; or if Tenant should fail to cure any default hereunder within the time herein permitted; then Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment; and/or Landlord may remedy such other default for the account of Tenant (and enter the Leased Premises for such purpose); and thereupon Tenant shall be obligated to, and hereby agrees to, pay Landlord, upon demand, all costs, expenses and disbursements incurred by Landlord in taking such remedial action.

    J. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days (plus such additional reasonable period as may be required in the exercise by Landlord of due diligence) in which to cure any default. Unless and until Landlord fails to so cure any default after such notice. Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Building and not thereafter.

    K. Except as expressly set forth in the succeeding sentence, neither Landlord nor Tenant shall be entitled to any attorneys' fees incurred in connection with the institution of any action of proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach or default of any provision of this Lease or for a declaration of either party's rights or obligations hereunder or for any other judicial remedy, at law or in equity. In the event, however, that Landlord institutes any action or proceeding to enforce payment of a monetary sum due hereunder, then, in such event, Tenant will pay to Landlord all reasonable costs incurred by Landlord in collecting such sum, including reasonable attorneys' fees.

NONWAIVER

18. Neither acceptance of rent by Landlord nor failure by Landlord to complain of any action, nonaction or default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Waiver by Landlord of any right for any default of Tenant shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default.



LEASE  CONTRACT - Page 15

HOLDING OVER

19. If Tenant should remain in possession Of the Leased Premises after the expiration Of the term of this lease, without the execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance, subject to all the covenants and obligations of this Lease and at a daily rental of two (2) times the per day rental provided hereunder, computed on the basis of a thirty (30) day month.

NOTICE

20. Any notice which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, postage prepaid, return receipt requested, if for Landlord, to c/o Aetna Realty Investors, Inc. , 1478S Preston Road, Suite 275, Dallas, Texas 75240; or if for Tenant, to the Leased Premises, Suite 100. Such addresses may be changed from time to time by either party by giving notice as provided above. Notice shall be deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail).

LANDLORD'S MORTGAGEE

21. If the Building and/or Leased Premises are at any time subject to a mortgage and/or mortgage and deed of trust, then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant will also simultaneously give a copy of such notice to each Landlord's Mortgagee (provided Landlord or Landlord's Mortgagee shall have advised Tenant of the name and address of landlord's Mortgagee) and each Landlord's Mortgagee shall have the right (but no obligation) to cure of remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of thirty
(30) days, and Tenant will accept such curative of remedial action (if any) taken by Landlord's Mortgagee with the same effect as if such action had bean taken by Landlord

         Tenant will, at such time or times as Landlord any request, sign a certificate stating whether this Lease is in full force and effect; whether any amendments or modifications exist; whether there are any defaults hereunder; and such other information and agreements as may be reasonably requested

PARKING

22. A. Landlord shall make available to Tenant up to a total of one hundred fifty (150) free unreserved and uncovered parking spaces and a minimum of five (5) visitor spaces, located in the front of the Building and marked for visitors, during the primary term of this Lease. If at the time Tenant exercises any option to renew this Lease or during any such renewal term, Landlord assesses a charge for parking, Tenant agrees to pay to Landlord on a monthly basis for the lease of each such parking space an amount equal to the reasonable charge which may be assessed by Landlord for parking. Landlord reserves the right to change the parking if required by governmental law or regulation.

     B. Landlord shall not be responsible for any loss or damage to any car or property therein or for injuries (fatal of nonfatal) to persons occurring within the parking areas.

MISCELLANEOUS

23. A. Provided Tenant complies with its covenants, duties and obligations hereunder, Tenant shall quietly have, hold and enjoy the Leased Premises subject to the terms and provisions of this instrument.



LEASE CONTRACT - Page 16

    B. In any circumstances where Landlord is permitted to enter upon the Leased Premises during the lease term, whether for the purpose of curing any default of Tenant, repairing damage resulting from fire or other casualty of an eminent domain taking or is otherwise permitted hereunder or by law to go upon the Leased Premises, no such entry shall constitute an eviction or disturbance of tenant's use and possession of the Leased Premises or a breach by Landlord of any of its obligations hereunder or render Landlord liable for damages for loss or business or otherwise or entitle Tenant to be relieved from any of its obligations hereunder or grant Tenant any right of setoff of recoupment or other remedy; and in connection with any such entry incident to performance or repairs, replacements, maintenance or construction, all of the aforesaid provisions shall be applicable notwithstanding that Landlord may elect to take building materials in, to or upon the Leased Premises that may be required or utilized in connection with such entry by Landlord.

    C. Except with respect to those counterclaims or claims by Tenant which, under the laws of the State in which the Leased premises are situated, may only be asserted in the hereafter referred to proceedings brought by Landlord or be forever barred if not asserted in said proceedings, in the event Landlord commences any proceedings against Tenant for nonpayment of rent or any other sum due and payable by Tenant hereunder, Tenant will not interpose any counterclaim or other claim against Landlord of whatever nature or description in any such proceedings; and in the event Tenant interposes any such counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant stipulate and agree that, in addition to any other lawful remedy of Landlord, upon notion by Landlord, such counterclaim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord and the proceedings instituted by Landlord may proceed to final judgment separately and apart from and without consolidate with or reference to the status of such counterclaim of any other claim asserted by Tenant.

    D. Landlord may restrain of enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy of irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and no remedy of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other. Except as may be otherwise herein expressly provided, in all circumstances under this Lease where prior consent of permission of one party ("first party") is required before the other party ("second party") is authorized to take any particular type of action, the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of the first party; and it shall not constitute any nature or breach by the first party hereunder or any defense to the performance of any covenant, duty of obligation of the second party hereunder that the first party delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was prudent or reasonable or based on good cause.

    E. In all instances where Tenant or Landlord is required hereunder to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that tine is of the essence.



LEASE CONTRACT - Page 17

    F. The obligation of Tenant to pay all rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is hereinabove expressly provided for and not otherwise. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against any rent and other sums provided hereunder to be paid Landlord by Tenant. Tenant waives and relinquishes any right to assert, either as a claim or as a defense, that Landlord is bound to perform or is liable for the nonperformance of any implied covenant or implied duty of Landlord not expressly herein set forth.

    G. Under no circumstance whatsoever shall Landlord ever be liable for consequential damages or special damages.

    H. All monetary obligations of Landlord and Tenant (including, without limitation, any monetary obligation of Landlord of Tenant for damages for any breach of the respective covenants, duties or obligations of Landlord of Tenant hereunder) are performable exclusively in Clear Lake City, Harris County, Texas.

    I. It any provision of this Lease shall ever be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Lease, but such other provisions shall continue in full force and effect.

    J. The term "Landlord" shall mean only the owner, for the time being of the Building, and in the event of the transfer by such owner of its interest in the Building, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership.

ENTIRE AGREEMENT AND BINDING EFFECT

24. This Lease and any contemporaneous workletter, addenda or exhibits signed by the parties and attached hereto constitute the entire agreements between Landlord and Tenant; no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed of extended except by written instrument signed by both parties hereto. Paragraph captions herein are for convenience only, and neither limit nor amplify the provisions of this Lease. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way altar the restriction herein in connection with assignment and subletting by Tenant. The submission of this Lease Contract by Landlord For examination does not constitute a reservation of or option for the Leased Premises and this Lease shall become effective only upon execution by all parties hereto and delivery thereof by Landlord to Tenant.

RULES AND REGULATIONS

25. Tenant shall perform and comply with the Rules and Regulations of the Building set out in Exhibit "B" hereto, as reasonably amended from time to time upon written notice to Tenant, and upon written notice thereof, all other reasonable rules and regulations with respect to safety, care, cleanliness, and preservation of good order, operation, and conduct in the



LEASE CONTRACT - page 18

Building that may be established from time to time by Landlord for tenants of the Building. Landlord shall not have any liability to Tenant for any failure of any other tenants of the Building to comply with such Rules and Regulations.

INSURANCE

26. Landlord shall maintain during the term of this Lease fire and extended insurance coverage insuring the Building and Leased Premises (excluding Tenant's goods, furniture, property placed in the Leased Premises and tenant improvements) against damage or loss from fire or other casualty normally insured against under the terms of standard policies of fire and extended coverage insurance. If the annual premiums to be paid by Landlord shall exceed the standard rates because of Tenant's use of the Leased Premises, Tenant shall (in addition to any payment under Paragraph 13) promptly pay the excess amount of the premium upon request by Landlord. Tenant shall provide, at Tenant's own expense, all insurance coverage necessary or desirable for the full protection against loss or damage from fire or other casualty of any tenant improvements and Tenant's goods, furniture or other property placed in the Leased Premises, and Tenant shall further maintain commercial general liability insurance to include coverage under this Lease for its business operations, independent contractors, contractual and products coverage, with limits for bodily injury liability of not less than $1,000,000.00 per occurrence and limits for property damage of not less than the greater of $500,000.00 or the full insurable value of Tenant's property, or such other limits as may reasonably be established from time to time by Landlord. Tenant shall cause Landlord to be named as an additional insured or loss payee under such liability and other policies, shall furnish Landlord with current certificates of all required insurance, which certificates shall provide for thirty (30) days advance written notice to Landlord of any cancellation thereof, and such policies shall be written on companies with an A.M. Best Rating of A/XII or better. Landlord shall not be obligated to insure any portion of the Leased Premises consisting of tenant improvements or any of Tenant's goods, fixtures, furniture or other property placed or incorporated in the Leased Premises.

PRIOR LEASE CONTRACTS

27. Upon (and only upon) the execution of at least two (2) copies of this Lease by both Landlord and Tenant and the delivery of at least one (l) such executed copy to Landlord, this Lease shall supersede and take the place of that certain lease dated January 11, 1985 by and between Landlord (as successor in interest) and Tenant for the lease of its current space in the Building (except as otherwise noted herein) and all amendments to such prior lease. However, the rent and other charges under the prior lease shall be incorporated herein by reference and remain the rent and charges for this Lease for the period from execution through November 30, 1991, except with respect to the additional areas described in Paragraph 1 of the Addendum, attached hereto as Exhibit "C", the rent and charges for such space to be governed by Paragraph 1 of the Addendum.

EXHIBITS

28. The following exhibits, attached hereto, and incorporated into this Lease by reference, as if set forth verbatim.


         Exhibit  "A-1"-"A-4"     Legal Description, Floor Plans
         Exhibit  "B"             Rules and Regulations
         Exhibit  "C"             Addendum to Lease
         Exhibit  "D"             Signage
         Exhibit  "E"             Cancellation Rights



LEASE CONTRACT - Page 19

         EXECUTED by Landlord and Tenant on the respective dates indicated below, the latter of which shall constitute the effective date hereof.


                                       LANDLORD:

                                       AETNA LIFE INSURANCE COMPANY, INC.

                                       By:    /s/ Janice Y. Elwell
                                           -------------------------------------

                                       Printed Name:  Janice Y. Elwell
                                                     ---------------------------
                                       Title:         Director
                                              ----------------------------------


                                       TENANT:

                                       BARRIOS TECHNOLOGY, INC.,
Attest:                                a Texas corporation

                                         /s/ H. R. Barrett   8/21/91
-----------------------------          -----------------------------------------

1070/125/d/1.8.14

LEASE CONTRACT - Page 20

                                   EXHIBIT "C"

                                ADDENDUM TO LEASE

1. ADDITIONS TO LEASED PREMISES. As part of the Leased Premises described in this Lease, Tenant agrees to lease two (2) additional areas, not previously leased by Tenant, in "As Is" condition on the first (1st) floor encompassing approximately Two Thousand Four Hundred Sixty-five (2,465) square feet of Rentable Area as per Exhibit "A-4" attached hereto. Tenant shall pay monthly rent on these two (2) additional areas at the rate of $5.50 per square foot of Rentable Area per year through November 30, 1991. Commencing December 1, 1991, base rent on these two
         (2) additional areas shall increase to $13.50 per square foot of Rentable Area per year with an expense stop equal to Estimated Basic Cost as set forth in Paragraph 13.A of the Lease. Landlord agrees to provide an allowance of up to $3.00 per usable square foot times the number of usable square feet within these two (2) additional areas for tenant improvements made by Tenant in accordance with plans and specifications agreed upon by Landlord and Tenant and attached to this Lease. The allowance is payable on December 1, 1991, based on copies of paid invoices furnished by Tenant to Landlord evidencing costs of improvements in these two (2) additional areas.

2. TENANT IMPROVEMENTS; ACCEPTANCE OF PREMISES. Tenant agrees to accept the Leased Premises in "As Is" condition. All improvements to the Leased Premises will be done by Tenant, at Tenant's sole cost and expense, and in accordance with the plans and specifications agreed upon by Landlord and Tenant and attached to this lease, with the exception that Landlord will provide Tenant with the following, at Landlord's cost:

         (a) Recarpet the third (3rd) floor lobby and all executive offices with building standard carpeting.

         (b) Repaint and/or touch up of paint in areas agreed to by Landlord and Tenant after an inspection tour made prior to execution of this Lease.

         (c) Clean carpet in high traffic areas agreed to by Landlord and Tenant.

         (d) Installation of four (4) additional light fixtures in third (3rd) floor lobby.

         Tenant agrees, with respect to tenant improvements made under Paragraphs 1 and 2 of the Addendum, that all such improvements shall be made in a good and workmanlike manner, with comparable materials to those presently used on the Leased Premises, Tenant shall pay all costs in a timely manner to prevent the imposition of any liens for labor or materials furnished or, if a lien is filed, Tenant shall immediately bond same.

3. TENANT ELECTRICITY. Landlord shall install at Landlord's sole cost and expense a separate meter in the designated HVAC area(s) of the Leased Premises, shown on plans and specifications, dated _________________, where separate HVAC units have been installed. The cost of electricity for operation of these units during the term of the Lease shall be at Tenant's sole cost and paid as additional rental pursuant to the terms and provisions of this Lease upon receipt of invoices from Landlord. In addition, Tenant shall


                                                      Landlord's Initial  J.Y.E.
                                                                          _____
                                                      Tenant's Initial    H.R.B.
                                                                          _____

ADDENDUM TO LEASE - Page 1
         be given an annual credit of $9,000.00 toward the electrical, operating costs of these units, such credit to be applied as charges for electrical operating costs of these units are billed to Tenant.

4. CANCELLATION. After the completion of one (l) full calendar year of occupancy from the Commencement Date and if the Tenant is not then in default, Tenant shall have the right to cancel this Lease as to any portion of the Leased Premises on the first (1st) and second (2nd) floors with six (6) months prior written notice to Landlord. Notwithstanding anything to the contrary, throughout the term of this Lease, Tenant shall remain liable for rent and charges for the entire third (3rd) floor.

5. SIGNAGE. Landlord reserves the right to change the exterior monument sign subject to the final approval of the Tenant, such approval not to be unreasonably withheld, and master plan developer. So long as Tenant occupies the largest Rentable Area of any tenant in the Building, Tenant shall be permitted to largest signage area on the monument sign.

6. BROKERS. Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Zann Commercial Brokerage, Inc., as Landlord's agent, and Alliance Commercial, Inc., as Tenant's agent, for the primary term of this Lease in the negotiating or making of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, as well as costs and expenses including attorneys' fees incurred by Landlord in conjunction with any such claim or claims, of Zann Commercial Brokerage, Inc. and Alliance Commercial, Inc. or any broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

7. LANDLORD'S LIABILITY. Notwithstanding anything in this Lease to the contrary, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not for the purpose of binding Landlord personally or the assets of Landlord but are made and intended to bind only the Landlord's interest in the Leased Premises and Building, as the same may, from time to time, be encumbered and no personal liability shall at any time be asserted of enforceable against Landlord or its stockholders, officers or partners or their respective heirs, legal representatives, successors and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

8. AUTHORITY OF TENANT. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, and that this Lease is binding upon said corporation.

9. NO ACCORD OR SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums or pursue any other remedy provided in this Lease.


                                                      Landlord's Initial  ____
                                                      Tenant's Initial    ____

ADDENDUM TO LEASE - Page 2

10. HAZARDOUS WASTE. Tenant covenants not to introduce any hazardous or toxic materials onto the Leased Premises, Building or real property described in Exhibit "A-1" (collectively the "Property") without (a) first obtaining Landlord's written consent and (b) complying with all applicable federal, state, and local laws or ordinances pertaining to the transportation, storage, use or disposal of such materials, including but not limited to obtaining proper permits.

         If Tenant's transportation, storage, use or disposal of hazardous or toxic materials on the Property results in (1) contamination of the soil or surface or ground water or (2) loss or damage to person(s) or property, then Tenant agrees to respond in accordance with the following paragraph.

         Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after contamination and approval by Landlord, to clean up the contamination in full compliance with all applicable statutes, regulations, and standards, and (iii) to indemnify, defend, and hold Landlord harmless from and against any claims, suits, causes of action, costs, and fees, including attorney's fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive termination of this Lease.

11. NO ACCESS TO ROOF. Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair, or replace any aerial, fan, air conditioner, or other device on the roof of the Premises or the Building without the prior written consent of Landlord. Any aerial, fan, air conditioner, or device installed without such consent shall be subject to removal, at Tenant's expense, without notice, at any time.

12. RENEWAL OPTION. If, at the end of the primary term of this Lease, Tenant is not in default of any of the terms, conditions, or covenants of the Lease, Tenant, but not any assignee or subtenant of Tenant, is hereby granted two (2) options to renew this Lease, each for an additional term of thirty-six (36) months, upon the same terms and conditions contained in this Lease with the following exceptions:

         (a) The last of the two (2) renewal terms will contain no further renewal options unless specifically granted by Landlord in writing; and

         (b) The rental rate for each renewal term will be based on the then prevailing rental rates for properties of equivalent quality, size, utility, and location in the Clear Lake area of Houston, Texas, with the length of the Lease term and credit standing of Tenant to be taken in account. If Tenant desires to renew this Lease, Tenant will notify Landlord in writing of its intention to renew no later than six (6) months prior to the expiration date of the primary term or renewal term of the Lease, as applicable; Landlord shall, within the next fifteen (15) days notify Tenant in writing of the proposed rental rate. Tenant shall, thereafter, have fifteen (15) days to accept or reject the proposed rental rate. If accepted, Tenant shall execute within the next fifteen
              (15) days after such acceptance a new Lease containing the same terms and conditions as the present Lease but specifying the new rental rate. If Tenant fails to execute the new lease timely, then this Lease shall terminate on the day and date of expiration of the primary term or renewal term, as applicable.


                                                      Landlord's Initial  ____
                                                      Tenant's Initial    ____

ADDENDUM TO LEASE - Page 3

13. FIRST RIGHT OF REFUSAL. As available and provided Tenant is not in default of this Lease Agreement, Tenant, but not any assignee or sublessee of Tenant, is hereby granted a First Right of Refusal on all space within a given floor which is contiguous to space then leased by Tenant on the floor. Such option shall be at the rate and terms then offered by Landlord to a prospective tenant but, further, shall be subordinate to any pre-existing tenant having a First Right of Refusal for such space in the building. Upon written notice from landlord to Tenant that any such space is available and the terms to lease such space, Tenant agrees to respond within the next ten (10) days by written notice of Tenant's intention to accept or reject such space on the terms offered. Any failure of Tenant to respond in writing within the ten (10) day period shall be deemed as a waiver of Tenant's election to lease such space then being offered.


                                                      Landlord's Initial  ____
                                                      Tenant's Initial    ____

1070/125/d/add.8.14

ADDENDUM TO LEASE - Page 4

Abstract I: described as follows:

Being 4.5170 acres (196,762 square feet) of land situated in the Sarah Deel League. Abstract 13, Harris County, Texas, and being out of Unrestricted Reserve "D" (Block 3) of Clear Lake City Industrial Park, Section "D-3", recorded in Volume 281, Page 29 of the Harris County Map Records: said 4.5170 acres (196,762 square feet) of land being more particularly described by metes and bounds as follows (all bearings referenced to the Texas Coordinate System, South Central
Zone);

BEGINNING: at a 5/8 inch iron rod found for the northwest corner of that certain
1.9735 acre tract of land conveyed to St. Johns Professional Joint Venture by instrument recorded under File Number J771777 and Film Code 099-84-0657 of the Harris County Official Public Records of Real Property and being the southwest corner of the herein described tract of land and also being in the east right-of-way line of Regents Park Drive, based on 60 feet in width;

THENCE N 23-14-00 E 274.00 feet, with the east right-of-way line of said Regents Park Drive, to a 5/8 inch iron rod found for the beginning of a curve;

THENCE 119.76 feet (called 119.74 feet), with the arc of a curve to the right in the east right-of-way line of said Regents Park Drive whose chord bears N 31-24-06 E 119.35 feet (called N 31-24-03 E 119.35 feet) and having a central angle of 16-20-13 (called 16-20-05) and a radius of 420.00 feet, to a 5/8 inch iron rod found for the end of the curve;

THENCE N 39-34-13 E 28.82 feet, with the east right-of-way line if said Regents Park Drive, to a 5/8 inch iron rod set for the northwest corner of this tract;

THENCE S 66-46-00 E 200.00 feet to a 5/8 inch iron rod set for a corner of this tract;

THENCE N 23-14-00 E 140.00 feet to a 5/8 inch iron rod set for a corner of this tract;

THENCE S 66-46-00 E 184.60 feet to a 5/8 inch iron rod set for the northwest corner of this tract and being in the west right-of-way line of Gemini Avenue, based on 80 feet in width;

THENCE 32.52 feet, with the arc of a curve to the right in the west right-of-way line of said Gemini Avenue whose chord bears S 22-39-00 W 32.52 feet and having a central angle of 1-10-00 and a radius of 1597.02 feet, to a 5/8 inch iron rod found for the end of the curve;

THENCE S 23-14-00 W 527.28 feet, with the west right-of-way line of said Gemini Avenue, to a 5/8 inch iron rod found for the southwest corner of this tract, same being the northeast corner of said 1.9735 acre tract;

THENCE N 66-46-00 W 410.00 feet to the PLACE OF BEGINNING and containing 4.5170 acres (196,762 square feet) of land.

                                 EXHIBIT "A-1"




"Tract 2" described as follows:




Being 0.3259 acres (35,978 square feet) of land situated in the Sarah Deed League, Abstract 13, Harris County, Texas and being out of Unrestricted Reserve "D" (Block 3) of Clear Lake City Industrial Park, Section "D-3", recorded in Volume 281, Page 29 of the Harris County Map Records and also being out of that certain 8.2552-acre tract of land conveyed to Gemini Development, LTD. By instrument recorded under File No. J-965546 and File Code No. ###-##-#### of the Harris County Official Public Records of Real Property; said 0.8259 acres (35,978 square feet) of land being more particularly described by metes and bounds as follows (all bearings referenced to the Texas Coordinate System, South Central Zone);

BEGINNING at a 5/8 inch iron rod found for the Northwest corner of that certain 1.9735-acre tract of land conveyed to St. Johns Professional Joint Venture by instrument recorded under File No. J-771777 and File Code No.###-##-#### of the Harris County Official Public Records of Real Property and being the Southwest corner of the herein described tract of land and also being in the East right-of-way line of Regents Park Drive based on 60 feet in width;

THENCE North 23" 14" 00" East 34.50 feet with the East right-of-way line said Regents Park Drive, to an "X" in concrete;

THENCE South 66" 46" 00" East 68.00 feet to an "X" in concrete;

THENCE South 23" 14" 00" East 30.50 feet to a 1/2 inch iron rod;

THENCE South 64" 46" 00" East 56.00 feet to an "X" in concrete;

THENCE North 23" 14" 00" East 57.00 feet to an "X" in concrete;

THENCE South 66" 46" 00" East 230.00 feet to an "X" in concrete;

THENCE South 23" 14" 00 West 87.50 feet to an "X" in concrete;

THENCE South 66" 46" 00" East 56.00 feet to an "X" in concrete in the West right-of-way line said Gemini Avenue, to a 5/8 inch iron rod for the Southwest corner of the tract, same being the Northeast corner of said 1.9735 area tract;

THENCE North 66" 46" 00" West 410.00 feet to the PLACE OF BEGINNING and containing 0.8259 acres (35,978 square feet) of land.

                                 EXHIBIT "A-1"


                         SQUARE FOOTAGE AREAS BY FLOOR



FLOOR                   SF/NRA
3rd                     25,647              346,234.50      (28,852.88)
2nd                      1,618
                         2,102               54,818.50       (4,984)87)
                           711

1st                      2,482               33,507         (2,792.)25)
                        -------------
                        32,560 Total
                        -------------
                        $439,560 Year

                                 EXHIBIT "A-2"


                                THIRD FLOOR PLAN


1331 Gemini                     3rd FLOOR                       25,647 SF NRA

                                 EXHIBIT "A-3"


                                   FLOOR PLAN

                                 EXHIBIT "A-3"


                                   FLOOR PLAN

                                 EXHIBIT "A-3"


                                   FLOOR PLAN

                                 EXHIBIT "A-4"


                                FIRST FLOOR PLAN




1331 GEMINI             1st FLOOR                     2,158 SF USABLE )
                                                                      ) = 15%
                                                      2,482 SF NRA    )

                             Rules And Regulations


HALLS AND PASSAGEWAYS
          1. The sidewalks, halls, corridors, stairways and elevators in and around the Building shall not be obstructed by any Tenant or Tenant's invitees, employees or visitors or be used by them for any purpose other than for ingress and egress to and from the Leased Premises.

HEAVY EQUIPMENT
          2. All safes or similar heavy equipment or articles shall be brought into the Building at such time and in such a manner as Landlord shall designate; and Landlord shall have the right to determine or limit the weight, size and position of all safes and other heavy equipment brought into the Leased Premises. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant.

SIGNS/DIRECTORY
          3. No sign, placard, picture, advertisement, name or notice shall be painted or affixed by Tenant to the interior or exterior of Building without the prior written consent of Landlord. Name plates on the entry door to the Leased Premises will be provided by Landlord. A building directory located in a prominent place and containing the names of the tenants will be provided by Landlord. Initial directory listings or name plates will be at the cost of the Landlord; however, any changes or revisions in the graphics provided for herein, will be at the expense of Tenant. Tenant will advise Landlord in writing as to the wording of the initial listing and/or the revised listing, should such become necessary Tenant will be permitted the use of his name and title on directory and name plate listings.

FIRE PROTECTION
          4. Tenant shall not do or permit to be done in the Leased Premises, or keep anything therein, which shall in any way increase the rate of fire insurance on the Building or on property kept therein, or obstruct or interfere with the rights of other tenants, or conflict with the laws relating to fire or any regulations of the Fire Department or with an insurance policy upon said Building. Landlord acknowledges Tenant's requirement for the use of torches and/or alcohol burners in the course of normal dental procedures and offers no objection to same provided due diligence is exercised by Tenant. It is understood that Landlord does not absolve Tenant of responsibility wherein negligence is committed.

JANITOR
          5. Landlord will maintain janitorial services on a five (5) day per week schedule, and the janitor or his agent shall be allowed admittance into the Leased Premises after 5:30 p.m., or at any other time, should it become necessary. Janitorial service shall include ordinary dusting and cleaning and vacuuming of carpet or rugs. Shampooing of carpets or rugs, moving of furniture, or other special services shall not be included. Tenant shall not cause any unnecessary labor expense by reason of carelessness or indifference in the preservation of good order and cleanliness. Landlord will exercise reasonable care and discretion in selecting janitorial services; however, Landlord shall not be responsible for any damage done to the effects of any Tenant by the janitor or any other person. Tenant shall ensure that the doors of the Leased Premises are closed and securely locked before leaving the Building.

LOCKS
         6. The Tenant shall not alter any lock nor install any new lock nor any additional locks or bolts on any door of the Leased Premises without the prior written consent of Landlord. If the Landlord gives its consent, the Tenant shall furnish the Landlord with two (2) keys for any such lock. Upon termination of tenancy, Tenant must return to the Landlord all keys to offices, Leased Premises and Building and in the event of loss of such keys, Tenant shall pay to Landlord the cost of replacing same or changing the lock or locks opened by such lost key. If Landlord deems it necessary to make such changes when Tenant takes occupancy of the Leased Premises two (2) suite keys per lock will be furnished by Landlord; all additional keys will be requested from Landlord in writing and will be provided at Tenant's expense.


                                 (Page 1 of 3)

BUILDING HOURS
          7. On Sundays, holidays and between the hours of 6:00 p.m. and 7:00 a.m., access to the Building or halls, corridors or stairways may be refused unless the person seeking access is known to the person or employee in charge of the Building, or is otherwise properly identified. Landlord reserves the right to maintain a register requiring persons to sign same when requesting admittance after normal working hours. Landlord shall in no event be liable for damages for any error with regard to the admission to or exclusion from the building of any person seeking admittance.

LIGHT AND PASSAGEWAYS
          8. Doors, skylights and windows which reflect or admit light and air into the corridors and passageways or to any place in the Building shall not be obstructed or covered by Tenant.

UTILITIES
          9. The water closets, lavatories and other fixtures shall not be used for any purpose other than that for which they were designed and no foreign substance of any kind whatsoever shall be thrown therein. All damage resulting from any misuse of the utilities or fixtures shall be at the expense of the Tenant, his employees or visitors who cause same. Tenant shall not waste water or other utility services and shall observe strict care and caution that all water faucets, light and/or other apparatus are entirely shut off before Tenant or Tenant's employees leave the Building.

PARKING
         10. (a) All vehicles will be parked within designated areas; blocking of walkways, loading areas, entrances or driveways shall not be permitted. Tenant hereby agrees to comply with such parking rules and regulations as Landlord may establish.

             (b) Landlord reserves the right to remove motor vehicles which are in violation of the parking rules and regulations of Landlord. In the event the vehicle belongs to Tenant or Tenant's directors, officers, employees, agents invitees, or guests. Tenant shall defend and hold harmless Landlord, and/or Landlord's agents from any and all actions which might arise as a result of the motor vehicle's removal.

EXCESS TRASH DISPOSAL
         11. It will be Tenant's responsibility to dispose of excess trash such as crates, boxes, etc. which will not fit into office wastebaskets and all trash resulting from Tenant's moving in and out of the Leased Premises. Tenant will not set such items in the hallways or other areas of the Building, unless permission is obtained from Landlord or special arrangements are made for such disposal. If arrangements have been made with Landlord, or if Tenant does not abide by the terms and conditions of this paragraph, Landlord will, at Tenant's cost, dispose of any and all trash, waste, and debris and will invoice Tenant for payment on demand.

HAND TRUCKS
         12. Hand trucks or carts used in the delivery of furniture, merchandise or equipment for any Tenant must be equipped with rubber tires and side guards.

CARPET AND/OR FLOOR DAMAGE
         13. Tenant will be responsible for any damage or the correcting of any damage to carpeting and/or flooring as a result of rust, or mildew or water from plants, or casters or other objects. No floor coverings shall be affixed to the floor of the Leased Premises in any manner except by a material which may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited. The affixing, and/or method of affixing any such covering shall be subject to written approval of Landlord. The expense of repairing any damage from a violation of this rule shall be borne by Tenant.

CARTAGE
         14. Landlord shall have the right to approve Tenant's moving, furniture delivery, equipment delivery, or freight forwarding company (hereinafter referred to as cartage agent) and/or require a reasonable deposit to cover any damage to the real property or to Landlord's personal property. Landlord


                                 (Page 2 of 3)
shall require any cartage agent of Tenant to maintain liability insurance in the minimum amount of $500,000.00, workman's compensation insurance, and property damage insurance in the minimum amount of $100,000.00. Prior to the move, Tenant shall require the cartage agent to make available to Landlord a representative to coordinate activities and familiarize himself with the building rules, and, following the move, to inspect the Leased Premises and/or the Building for damages. Landlord shall have the right to limit the hours in which Tenant may either move in or out of the Building or Leased Premises. Additionally, Landlord shall have the right from time to time to make rules and regulations governing the protection of the real property and Landlord's personal property from damage as a result of the cartage agent's activities. Notwithstanding anything to the contrary contained herein, Tenant shall remain responsible for cartage agent's actions or failure to act while in or about the Leased Premises and Building.

MISCELLANEOUS

         15. (a) Where elevator service is available, Landlord shall not be liable for any damage resulting from stoppage or delays in connection with such service.

             (b) Tenant shall not bring into the Building any bicycles or similar vehicle.

             (c) No dogs or other animals are permitted in the Building.

             (d) Canvassing soliciting and peddling in the Building are prohibited, and each Tenant shall cooperate to prevent same.

             (e) Tenant shall not sweep or throw or permit to be swept or thrown from the Leased Premises into the corridors or stairways or elevators of the Building any dirt or debris or other substance; nor shall any Tenant use, keep or permit to be used any foul or noxious gas or substance in the Leased Premises which is or could be offensive or objectionable to the Landlord or other occupants of the Building by reason of odors, noise and/or vibrations.

             (f) All contractors and/or technicians performing work for Tenant within the Leased Premises or Building must be approved prior to commencing any work therein.

             (g) The Landlord reserves the right to make modifications hereto and add or delete such other rules and regulations as in its judgment may be required for the safety, care and cleanliness of the Leased Premises and Building. Tenant agrees to abide by all such rules and regulations.

             (h) Tenant shall notify Landlord in advance of proposed dates of occupancy, vacation, or moving of furniture or equipment into or out of the Building or Leased Premises.

             (i) Tenant will be solely responsible for abuse or harm to any plants provided by Landlord within the Leased Premises, Building lobby, or corridors; and will not permit his employees, agents, or invitees to water, prune, trim or disturb the plants in any manner whatsoever.

             (j) Tenant will be required to furnish plastic desk mats for chairs and other furniture to protect the carpet and other floor coverings.


                                  (Page 3 of 3)

                                   EXHIBIT "D"

                                     SIGNAGE

                                   EXHIBIT "F"

                                LIST OF HOLIDAYS


                                 NEW YEAR'S DAY

                                  MEMORIAL DAY

                                INDEPENDENCE DAY

                                    LABOR DAY

                                THANKSGIVING DAY

                                  CHRISTMAS DAY

                                  EXHIBIT "E"

                          LIST OF GOVERNMENT CONTRACTS

                                FOR CANCELLATION

                                   FLOOR PLAN



                                 GEMINI AVENUE

                                   FLOOR PLAN




                                 GEMINI AVENUE

                         LEASE CONTRACT, AMENDMENT ONE



[BARRIOS TECHNOLOGY LETTERHEAD]



        October 9, 1992

        Peter Mehlert
        President
        Sumar Enterprises
        15720 JFK Boulevard, Suite 320
        Houston, Texas 77032


        Subject: Lease Contract Between Aetna Life Insurance Company and Barrios Technology, Inc.


        In accordance with the subject Lease Contract, Exhibit C, Section 4, Barrios Technology, Inc. (BTI) hereby provides written notification for the cancellation of the lease of space on the Second Floor at 1331 Gemini. This notice shall be effective November 1, 1992 and leased space shall be terminated April 30, 1993. All BTI personnel shall be moved off the second floor by April 30, 1993.

        Any questions regarding the termination of this leased space should be directed to Wes Brown at 280-1851 on or before October 23, 1992.



        Sincerely,

        /s/ Wesly O. Brown
        ------------------------
        Wes Brown
        Facilities Manager


        concurrence: /s/ SANDRA G. JOHNSON
                     ---------------------
                     Sandra G. Johnson
               Vice President of Operations

                                   EXHIBIT "C"

                                ADDENDUM TO LEASE

1. ADDITIONS TO LEASED PREMISES. As part of the Leased Premises described in this Lease, Tenant agrees to lease two (2) additional areas, not previously Leased by Tenant, in "As Is" condition on the first (1st) floor encompassing approximately Two Thousand Four Hundred Sixty-five (2,465) square feet of Rentable Area as per Exhibit "A-4" attached hereto. Tenant shall pay monthly rent on these two (2) additional areas at the rate of $5.50 per square foot of Rentable Area per year through November 30, 1991. Commencing December 1, 1991, base rent on these two (2) additional areas shall increase to $13.50 per square foot of Rentable Area per year with a an expense stop equal to Estimated Basic Cost as set forth in Paragraph 13.A of the Lease. Landlord agrees to provide an allowance of up to $3.00 per usable square foot times the number of usable square feet within these two (2) additional areas for tenant improvements made by Tenant in accordance with plans and specifications agreed upon by Landlord and Tenant and attached to this Lease. The allowance is payable on December 1, 1991, based on copies of paid invoices furnished by Tenant to Landlord evidencing costs of improvements in these two (2) additional areas.

2. TENANT IMPROVEMENTS; ACCEPTANCE OF PREMISES. Tenant agrees to accept the Leased Premises in "As Is" condition. All improvements to the Leased Premises will be done by Tenant, at Tenant's sole cost and expense, and in accordance with the plans and specifications agreed upon by Landlord and Tenant and attached to this lease, with the exception that Landlord will provide Tenant with the following, at Landlord's cost:

     (a) Recarpet the third (3rd) floor lobby and all executive offices with building standard carpeting.

     (b) Repaint and/or touch up of paint in areas agreed to by Landlord and Tenant after an inspection tour made prior to execution of this Lease.

     (c)  Clean carpet in high traffic areas agreed to by landlord and Tenant.

     (d) Installation of four (4) additional light fixtures in third (3rd) floor lobby.

     Tenant agrees, with respect to tenant improvements made under Paragraphs 1 and 2 of the Addendum, that all such improvements shall be made in a good and workmanlike manner, with comparable materials to those presently used on the Leased Premises, Tenant shall pay all costs in a timely manner to prevent the imposition of any liens for labor or materials furnished or, if a lien is filed, Tenant shall immediately bond same.

3. TENANT ELECTRICITY. Landlord shall install at Landlord's sole cost and expense a separate meter in the designated HVAC area(s) of the Leased
     Premises, shown on plans and specifications, dated            , where
     separate HVAC units have been installed. The cost of electricity for operation of these units during the term of the Lease shall be at Tenant's sole cost and paid as additional rental pursuant to the terms and provisions of this Lease upon receipt of invoices from Landlord. In addition, Tenant shall

                                                       Landlord's Initial ___
                                                       Tenant's Initial   ___


ADDENDUM TO LEASE - Page 1
     be given an annual credit of $9,000.00 toward the electrical, operating costs of these units, such credit to be applied as charges for electrical operating costs of these units are billed to Tenant.

4. CANCELLATION. After the completion of one (1) full calendar year of occupancy from the Commencement Date and if the Tenant is not then in default, Tenant shall have the right to cancel this Lease as to any portion of the Leased Premises on the first (1st) and second (2nd) floors with six
     (6) months prior written notice to Landlord. Notwithstanding anything to the contrary, throughout the term of this Lease, Tenant shall remain liable for rent and charges for the entire third (3rd) Floor.

5. SIGNAGE. Landlord reserves the right to change the exterior monument sign subject to the final approval of the Tenant, such approval not to be unreasonably withheld, and master plan developer. So long as Tenant occupies the largest Rentable Area of any tenant in the Building, Tenant shall be permitted to largest signage area on the monument sign.

6. BROKERS. Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Zann Commercial Brokerage, Inc., as Landlord's agent, and Alliance Commercial, Inc., as Tenant's agent, for the primary term of this Lease in the negotiating or making of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, as well as costs and expenses including attorneys' fees incurred by Landlord in conjunction with any such claim or claims, of Zann Commercial Brokerage, Inc. and Alliance Commercial, Inc. or any broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

7. LANDLORD'S LIABILITY. Notwithstanding anything in this Lease to the contrary, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not for the purpose of binding Landlord personally or the assets of Landlord but are made and intended to bind only the Landlord's interest in the Leased Premises and Building, as the same may, from time to time, be encumbered and no personal liability shall at any time be asserted or enforceable against Landlord or its stockholders, officers or partners or their respective heirs, legal representatives, successors and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

8. AUTHORITY OF TENANT. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, and that this Lease is binding upon said corporation.

9. NO ACCORD OR SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums or pursue any other remedy provided in this Lease.

                                                       Landlord's Initial ___
                                                       Tenant's Initial   ___


ADDENDUM TO LEASE - Page 2

                       SECOND AMENDMENT TO LEASE AGREEMENT

            THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "First Amendment") is made and entered into this 7 day of February, 1994, by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation (hereinafter "Landlord") and BARRIOS TECHNOLOGY, INC., a Texas corporation (hereinafter "Tenant").

                                   WITNESSETH

            WHEREAS, by that certain Lease Contract dated August 21, 1991 (as amended, the "Lease") Landlord leased to Tenant approximately 32,560 square feet of Rentable Area of office space located on floors 1-3 (the "Leased Premises") of the building known as Gemini Development Office Building located at 1331 Gemini Street in Clear Lake City, Harris County, Texas (the "Building"), all as is more fully described in the Lease; and

            WHEREAS, pursuant to the Lease Landlord and Tenant subsequently reduced the Leased Premises by an aggregate amount of approximately 7,144 square feet of Rentable Area; and

            WHEREAS, Landlord and Tenant entered into that certain letter agreement dated October 7, 1993 and agreed and accepted on December 1, 1993 (the "First Amendment") amending the Lease to provide, among other provisions, for the reduction of the Leased Premises by approximately 3,330 square feet of Rentable Area; and

            WHEREAS, Landlord and Tenant desire to further amend the Lease by reducing the Leased Premises and to extend the term of the Lease under the terms and conditions as set forth below:

            NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend, and do hereby amend, the Lease as follows:

            1. Relinquishment of First Floor Premises. So long as Tenant is not in default under this Lease, effective March 1, 1994, (the "First Floor Relinquishment Date") Landlord hereby takes back from Tenant and Tenant does hereby relinquish to Landlord 2,674 square feet of Rentable Area on the first floor of the Building, as shown cross-hatched on the floor plan attached as Exhibit A hereto and made a part hereof for all purposes (the "First Floor Relinquishment Premises"). From and after the First Floor Relinquishment Date all of Tenant's rights, privileges, duties and obligations accruing with respect to the First Floor Relinquishment Premises, including, without limitation, Tenant's right to possession and use thereof, shall terminate, except that Tenant shall be liable for all Base Rental and other sums due and owing from Tenant to Landlord (including, without limitation, all amounts accruing pursuant to Paragraph 13 of the Lease) with respect to such space accruing to the First Floor Relinquishment Date. Landlord and Tenant hereby agree that from and after the First Floor Relinquishment Date, the definition of "Leased

Premises" set forth in Paragraph 1 of the Lease shall be stipulated to mean 19,412 square feet of Rentable Area located on the third (3rd) floor of the Building. Accordingly, Tenant's "Basic Cost" and "Estimated Basic Cost" components of Base Rental calculated pursuant to Paragraph 13.B. of the Lease shall be proportionately reduced from and after the First Floor Relinquishment Date.

            2. Partial Relinquishment of Third Floor Premises. So long as Tenant is not in default under this Lease either at the time of exercise or at the time of termination, effective November 30, 1994 (the "Sublease Premises Relinquishment Date") Landlord hereby agrees to take back from Tenant and Tenant does hereby agree to relinquish to Landlord 1,711 square feet of Rentable Area on the third floor of the Leased Premises as shown cross-hatched on the floor plan attached as Exhibit B hereto and made a part hereof for all purposes (the "Sublease Relinquishment Premises"). From and after the Sublease Premises Relinquishment Date all of Tenant's rights, privileges, duties and obligations accruing with respect to the Sublease Relinquishment Premises, including, without limitation, Tenant's right to possession and use thereof, shall terminate, except that Tenant shall be liable for all Base Rental and other sums due and owing from Tenant to Landlord (including, without limitation, all amounts accruing pursuant to Paragraph 13 of the Lease) with respect to such space accruing to the Sublease Premises Relinquishment Date. Landlord and Tenant hereby agree that from and after the Sublease Premises Relinquishment Date, the definition of "Leased Premises" set forth in Paragraph 1 of 5 the Lease shall be stipulated to mean 17,701 square feet of Rentable Area located on the third (3rd) floor of the Building. Accordingly, Tenant's "Basic Cost" and "Estimated Basic Cost" components of Base Rental calculated pursuant to Paragraph 13.B. of the Lease shall be proportionately reduced from and after the Sublease Premises Relinquishment Date.

            3. Condition of Premises. Tenant shall vacate the First Floor Relinquishment Premises and the Sublease Relinquishment Premises no later than the dates specified in Sections 1 and 2 above. Tenant shall leave those portions of the Leased Premises in a clean and orderly condition in accordance with Paragraph 6.B. of the Lease.

            4. Renewal Term. Subject to and upon the terms, provisions and conditions set forth herein and in the Lease, or in any exhibit hereto or to the Lease, the term of the Lease as to the remaining portion of the Leased Premises shall be extended for a period of four (4) years commencing on March 1, 1994 and expiring on February 28, 1998 (the "Termination Date").

            5. Rent. Base Rental payable by Tenant during the renewal term shall be determined according to the following schedule:

Lease Year                          Base Rental Rate
----------                          ----------------
   1-2               $11.50 per square foot of Rentable Area within the Leased Premises

    3                $12.00 per square foot of Rentable Area within the Leased Premises

    4                $12.50 per square foot of Rentable Area within the Leased Premises


In addition, Tenant agrees to pay all additional rental with respect to the Leased Premises in accordance with Paragraph 13.B. of the Lease. Tenant's "Basic Cost" and "Estimated Basic Cost" components of Base Rental as calculated pursuant to Section

13.B. of the Lease during the renewal term shall be determined based on the Basic Cost for the calendar year 1994. Tenant agrees to pay all other sums payable to Landlord by Tenant with respect to the Leased Premises on the terms and conditions provided for in the Lease.

            6. Leased Premises Improvements; Moving Expenses. Tenant acknowledges that (i) no representations as to the repair of the Leased Premises or the Building, nor promises to alter, remodel or improve the Leased Premises or the Building have been made by Landlord in connection with the renewal term and (ii) the Leased Premises shall be delivered to Tenant on March 1, 1994 in its current condition, i.e., "AS IS" and "WITH ALL FAULTS". Tenant shall be responsible for all expenses or costs incurred by Tenant in connection with (i) Tenant's relinquishment of the First Floor Relinquishment Premises and relocation to the third (3rd) floor portion of the Leased Premises and (ii) Tenant's remodeling of the third (3rd) floor portion of the Leased Premises in accordance with the specifications attached hereto as EXHIBIT C.

            7. Exhibits. The third page of Exhibit A-1 and Exhibit A-2, Exhibit A-3 and Exhibit A-4 to Lease are hereby deleted in their entirety. In addition, paragraphs 1, 2, 4, 6, 12 and 13 of Exhibit C to the Lease are hereby deleted.

            8. Parking. Landlord will provide parking to Tenant during the renewal term in accordance with Paragraph 22.A. of the Lease at no cost to Tenant.

            9. Landlord Services. Landlord will provide to Tenant those services described in Paragraph 5 of the Lease during the renewal term. Air conditioning and heating will be provided during normal business hours of the Building which are currently 7:00 a.m. to 6:00 p.m., Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday. After hours air conditioning will be made available to Tenant in accordance with the terms of the Lease at the rate then charged by Landlord from time to time which is currently $25.00 per hour.

            10. Brokerage Commissions. Tenant hereby represents and warrants to Landlord that Tenant has not employed any agents, brokers or other such parties in connection with this Second Amendment, and agrees that Tenant shall hold Landlord harmless from and against any and all claims of agents, brokers, or other such parties claiming by or through Tenant.

            11. Miscellaneous.

               (a) Amendment to Lease. Tenant and Landlord acknowledge and agree that the Lease has not been amended or modified in any respect, other than by the First Amendment and this Second Amendment, and there are no agreements of any kind currently in force and effect between Landlord and Tenant with respect to the Leased Premises or the Building.

               (b) Counterparts. This Second Amendment may be executed in multiple counterparts, and each counterpart when fully executed and delivered shall constitute an original instrument, and all such multiple counterparts shall constitute but one and the same instrument.

               (c) Entire Agreement. This Second Amendment sets forth all covenants, agreements and understandings between Landlord and Tenant with respect to the subject matter hereof and there are no other covenants, conditions or understandings, either written or oral, between the parties hereto except as set forth in this Second Amendment.

               (d) Lease Governs. Except as expressly provided herein, the Leased Premises shall be governed by the same terms and conditions as the Lease.

               (e) Full Force and Effect. Except as expressly amended hereby, all other items and provisions of the Lease remain unchanged and continue to be in full force and effect.

               (f) Conflicts. The terms of this Second Amendment shall control over any conflicts between the terms of the Lease and the terms of this Second Amendment.

               (g) Authority of Tenant. Tenant warrants and represents to Landlord that (i) Tenant is a duly organized and existing legal entity, in good standing in the State of Texas, (ii) Tenant has full right and authority to execute, deliver and perform this Second Amendment; (iii) the persons executing this Second Amendment were authorized to do so and (iv) upon request of Landlord, such persons will deliver to Landlord satisfactory evidence of their authority to execute this Second Amendment on behalf of Tenant.

               (h) Capitalized Terms. Capitalized terms not defined herein shall have the same meanings attached to such terms under the Lease.

               (i) Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               Executed as of the first day written above.

                                          LANDLORD

                                          AETNA LIFE INSURANCE COMPANY


                                          By: /s/  Janice Y. Ewell
                                              ---------------------------------
                                          Name:  Janice Y. Ewell
                                          Title: Director


                                          TENANT

                                          BARRIOS TECHNOLOGY, INC.


                                          By: /s/ Dale Pittman
                                              ---------------------------------
                                          Name:  Dale Pittman
                                          Title: Contracts Manager

                                   Exhibit A


                              01 FIRST FLOOR PLAN

                                     [MAP]

                                FIRST FLOOR PLAN
                                   AS BUILTS
                                  1331 GEMINI
                             CLEAR LAKE CITY, TEXAS

                           [AINSLIE ARCHITECTS LOGO]

                                   Exhibit B


                              01 THIRD FLOOR PLAN

                                     [MAP]

                                THIRD FLOOR PLAN
                                   AS BUILTS
                                  1331 GEMINI
                             CLEAR LAKE CITY, TEXAS

                           [AINSLIE ARCHITECTS LOGO]

                                   Exhibit C

[J&P CONSTRUCTION LOGO]                      Inquiry No.______________________
 General Contractors                         Date 1-10-94
   P.O. Box 122                              Terms Net 30
 Manvel, Texas 77578                         Prices quoted are
 (713) 431-9263                              F.O.B.___________________________
                                             Delivery_________________________

To  Barrios Technology
    Attn.: Mark and or Martha

    Rubloff Assett Management Company
    Attn.: Jim Painter or Lynda Salisbury

    3rd floor Remodel for Barrios
    1331 Gemini
We are pleased to quote as follows.   Your Inquiry

================================================================================
Quantity          Description                           Price         Amount
--------------------------------------------------------------------------------

           Electrical:
           (31) 2X4 Lights relocate (2) switches
           ( 5) 2X4 Lights rewire   (4) 3 way switches
           ( 3) ded plugs kitchen area
           ( 9) Power poles relocate FBO
           ( 3) New power poles
           (12) 120 Volt circuits
           ( 1) Sub Panel
           Misc. Demo and rewire                                        5,229.00
           No Certification of existing 2X4 Lights is in
           the electrical bid
           HVAC:
           Relocate existing diffusers as required
           New lay out and use existing grills, slots and
           balance                                                        748.00
           Plumbing:
           Add new bar sink 19"X22" sink stainless steel
           (1) 6 gallon water heater
           Coffee maker: lines for rough in and floor coring
           for waste after Hours                                        3,245.00
           Demo walls 192 lF.                                           1,216.00
           New walls 192 lF.                                            3,645.00
           12 lF. furr wall for plumbing                                  176.00
           Patch sheet rock                                               346.00
           (1) case opening                                               144.00
           Ceiling tile patch                                             680.00
           Grid repair                                                    192.00
           Relocate (6) doors                                             540.00
           (6) Lever sets for ADA Compliance                              966.00
           Uppers and lower cabinets                                    1,725.00
           Raco window Mullion (2)                                        108.00
           Patch carpet building or tenant to supply carpet               460.00
================================================================================
                           Bid continued on page -2-
                                              By _________Gary Hudson

[J&P CONSTRUCTION LOGO]                      Inquiry No.______________________
 General Contractors                         Date 1-10-94
   P.O. Box 122                              Terms Net 30
 Manvel, Texas 77578                         Prices quoted are
 (713) 431-9263                              F.O.B.___________________________
                                             Delivery_________________________

To  Barrios Technology
    attn.: Mr. Wess or Martha

    Rubloff
    attn.: Jim Painter or Lynda Salisbury    Page -2-



We are pleased to quote as follows.   Your Inquiry

================================================================================
Quantity          Description                               Price     Amount
--------------------------------------------------------------------------------

           Bid continued:
           New base at new walls only and construction
           related areas 397 LF.                                         389.00
           Paint new walls and construction related areas
           5,820 Sq. Ft.                                               1,397.00
           Permits - drawings to obtain permits by others                250.00
           Clean up construction area 3,054 Sq. Ft.                      760.00
                                                                       --------

                                                            Cost     $22,216.00

                                                             Tax       1,832.82
                                                                     ----------
                                                             Total   $24,048.82
           Work is based on regular business hours no overtime no weekend work is included

           All furniture to be moved by others not included

            Price god for 30 days



                                                Thanks J&P








================================================================================

                                              By      Gary Hudson
                                                 ------------------------------

                        [CAPITAL DEVELOPMENT LETTERHEAD]



January 6, 1995



Mr. Dale Pittman
Barrios Technology, Inc.
1331 Gemini, Suite 300
Houston, TX 77058-2799

Dear Dale:

As per our conversation, I have agreed to adjust the net rentable square footage of your premises to include a 15% common area factor as opposed to a 20% factor used in your present lease. Therefore, effective January 1, 1995, the net rentable square footage is 17,354 (14,751/.85). In this respect, the new monthly rent is $16,630.92.

I hope everything is to your satisfaction.

Very truly yours,



/s/  Gordon Margolese
----------------------
Gordon Margolese
Vice President

GM:sb